UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 18, 2023

Commission File Number: 000-56047

ADM Endeavors, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	46-2093679
(State of incorporation)	(IRS Employer ID Number)

5941 Posey Lane

Haltom City, TX 76117

(Address of principal executive offices)

(817) 840-6271

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 CHANGES IN REGISRANT’S CERTIFYING ACCOUNTANT

Effective July 6, 2023, PWR CPA, LLP (“PWR”), the independent registered public accounting firm for ADM Endeavors, Inc. (the “Company”), suspended operations. As a result of this suspension, on July 7, 2023, PWR resigned as the independent registered public accounting firm for the Company.

The audit reports of PWR on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2022 and 2021 and through the subsequent interim period preceding PWR’s resignation, there were no disagreements between the Company and PWR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWR would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2022 and 2021 and through the subsequent interim period preceding PWR’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PWR a copy of the disclosures in this Form 8-K and has requested that PWR furnish a letter addressed to the Securities and Exchange Commission confirming their resignation herein. A copy of the letter dated August 17, 2023 is filed as Exhibit 16.1 to this Form 8-K.

On July 24, 2023, the Board of Directors approved the appointment of M&K CPAS, PLLC (“M&K”) as the Company’s new independent registered public accounting firm. In connection with the Company’s appointment of M&K as the Company’s independent registered accounting firm, the Company has not consulted M&K on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1	Resignation letter from PWR CPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Endeavors, Inc.

Date: August 18, 2023	By:	/s/ Marc Johnson
Marc Johnson
Chief Executive Officer

3